November 21, 2013

JEFFREY R. VETTER, ESQ.	EMAIL JVETTER@FENWICK.COM DIRECT DIAL (650) 335-7631

VIA EDGAR AND OVERNIGHT COURIER

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, DC 20549

Attention:	Barbara C. Jacobs, Assistant Director Patrick Gilmore, Accounting Branch Chief Gabriel Eckstein, Staff Attorney David Edgar, Staff Accountant

Re:	King Digital Entertainment plc Amendment No. 2 to Draft Registration Statement on Form F-1 Confidentially Submitted September 20, 2013 CIK No. 0001580732

Ladies and Gentlemen:

On behalf of King Digital Entertainment plc (“King” or the “Company”), we are transmitting this letter in response to comments received from the staff (the “Staff”) of the U.S. Securities and Exchange Commission (the “Commission”) by letter dated October 9, 2013 with respect to confidential draft no. 3 of the Registration Statement on Form F-1 (CIK No. 0001580732) confidentially submitted to the Commission on September 20, 2013 (the “Draft Registration Statement”). This letter is being submitted together with confidential draft no. 4 of the Draft Registration Statement (“Draft No. 4”). The numbered paragraphs below correspond to the numbered comments in the Staff’s letter and the Staff’s comments are presented in bolded italics. For the convenience of the Staff, we are also sending, by overnight courier, copies of this letter and copies of Draft No. 4 in paper format, marked to show changes from the Draft Registration Statement as previously confidentially submitted. In addition to revising the Draft Registration Statement to address the comments raised by the Staff in its letter, the Company revised Draft No. 4 to update certain other disclosures, including updates to the consolidated financial statements for the nine months ended September 30, 2013.

Securities and Exchange Commission

November 21, 2013

Risk Factors

A small number of games currently generate . . ., page 13

1.	Your revised disclosure in response to prior comment 2 that Candy Crush Saga accounts for over 80% of your total gross bookings as of June 30, 2013 differs from the percentage provided in response to comment 10 in your August 23, 2013. Please reconcile this apparent inconsistency and disclose the specific percent of gross bookings accounted for by Candy Crush Saga, in accordance with comment 10 in our August 12, 2013 letter.

The Company advises the Staff that its response to prior comment 10 in its August 23, 2013 letter to the Staff supplementally referenced measures of gross bookings by channel rather than in the aggregate as disclosed in confidential draft no. 3 of the Draft Registration Statement. For example, the Company supplementally advised the Staff in response to prior comment 10 the percentage of gross bookings that Candy Crush Saga represented from the mobile channel for the six months ended June 30, 2013 and from the web channel for the month of June 2013 alone. As such, the Company submits that such amounts were not inconsistent.

Consistent with the updates to its financial statements included in Draft No. 4, the Company has updated page 13 of Draft No. 4 to disclose the gross bookings (across all channels in the aggregate) attributable to the Company’s top three games and the contribution of Candy Crush Saga to that metric for the nine months ended September 30, 2013.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Key Financial Metrics, page 52

2.	We note your response to prior comment 3 and your revised disclosure in the fourth paragraph in this section. The discussion of your gross bookings should be based on material trends and not limited to countries that represent more than 10% of your total gross bookings. Please revise accordingly.

The Company acknowledges the Staff’s comment and has removed the last sentence of the third paragraph of this section so that it does not suggest that the Company will limit discussion to only countries that represent more than 10% of gross bookings. The Company advises the Staff that it believes it has disclosed the material trends relevant to its business in Draft No. 4.

Results of Operations

Years Ended December 31, 2010, 2011 and 2012

Revenue, page 62

3.	In your response to prior comment 7 you indicate that you recently increased the number of platforms from which your games can be accessed and you expect to continue adding platforms for your games in the future. Considering that the launch of your games on new platforms has been a key driver of the growth in your revenue, disclosure of revenue by platform continues to appear critical to an understanding of your results of operations. As previously requested, please revise to disclose revenue by platform provider.

The Company has considered the Staff’s comment and submits that it believes that disclosure of revenue from specific platform providers in the current mobile marketplace would not be a material disclosure for investors nor would investors expect such disclosure.

The Company’s games are played primarily through a game application downloaded to a mobile device, primarily from an online app store. Alternatively, the games can be played over the web, primarily via Facebook or, to a much lesser extent, via skill tournament games on its own website.

Securities and Exchange Commission

November 21, 2013

The Company discloses its revenue from the mobile channel and also from the web, and it further notes that revenue from skill tournament games constituted less than 2% of total revenues for the nine months ended September 30, 2013. Accordingly, the relative percentage contribution from Facebook, the other component of web revenues, can be easily discerned.

In the mobile market, the Company’s products can be downloaded on nearly all of the most popular mobile devices: Apple iPhones and iPads, as well as smartphones and tablets that run on the Google Android operating system. Together, these operating systems represented over 88% of the global smartphone and 98% of the global tablet market worldwide in 2012, according to IDC. There are a number of popular tablets and smartphones that run on the Android operating system, including smart phones and tablets by leading device manufacturers such as Samsung, and tablets such as the Amazon Kindle. In addition, in some geographies, such as Korea, the Company also offers some of its games through third party platforms such as KaKao Talk.

The Company has no special arrangement with its primary platforms to feature the Company’s games. The Company contracts with these platforms to provide its games on their standard terms and conditions, whereby end users must download the Company’s games through the “app stores” that interoperate with the mobile devices. The end user accomplishes this download by going to the particular app store and searching for the game in the “games” section of the store. If a player instead wants to play the game through the social channel, the player needs to search for the game on Facebook. Also as previously noted, the mobile app stores host hundreds of thousands of applications, including a vast number of games. Therefore, in order for an end user to download the game to a mobile device, or to sign up for the game through the web, it must affirmatively search for the game, or click from a display ad seen on the Internet. As a result, the particular platform provider does not play a material role in acquiring a new user.

As noted in Draft No. 4, in the event new platforms emerge and achieve a high level of popularity in the future, the Company intends to make its games available on those platforms, much like it did after initially launching in the Apple App store and then, subsequently, offering its games on other platforms.

The Company also advises the Staff that its two largest publicly-traded competitors—Electronic Arts and Zynga—do not disclose revenue by mobile platforms or sub-sections thereof. Accordingly, it does not believe the incremental disclosure by platform would be meaningful for investors.

Liquidity and Capital Resources, page 64

4.	In your response to prior comment 9 you indicate that you do not intend to repatriate cash in the form of dividend distributions or any other form of taxable payment and therefore, no tax would arise in Ireland in connection with the repatriation of cash from foreign subsidiaries. Notwithstanding your intention not to repatriate cash to Ireland, to the extent that repatriation of cash to Ireland could result in income tax consequences, please revise your disclosure accordingly.

In response to the Staff’s comment, the Company has revised its disclosure on page 65 of Draft No. 4.

Share-based Payments

Valuation of Our Ordinary Shares, page 72

5.	In your response to comment 12 you indicate that subsequent to the first quarter of 2013, you used an OPM in your valuations of D1 share options, however you have not disclosed your use of this allocation methodology. Please revise accordingly.

In response to the Staff’s comment, the Company has revised its disclosure on page 73 of Draft No. 4.

Securities and Exchange Commission

November 21, 2013

Exhibit Index, page II-5

6.	Please tell us what consideration you gave to filing your management services arrangement with Apax Partners that you disclose in the last paragraph on page 112.

The Company advises the Staff that the existing arrangement with Apax Partners is verbal and that the Company previously intended to file a copy of the agreement once it was reduced to writing. In response to the Staff’s comment, the Company has submitted a written summary of the material terms of the verbal arrangement as Exhibit 10.20 because a written agreement is no longer contemplated.

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Securities and Exchange Commission

November 21, 2013

Should the Staff have additional questions or comments regarding the foregoing responses, please do not hesitate to contact me at (650) 335-7631 or, in my absence, James Evans at (206) 389-4559.

Sincerely yours,

/s/ Jeffrey R. Vetter

Jeffrey R. Vetter

cc:

Stephane Kurgan, Chief Operating Officer

Robert Miller, Chief Legal Officer

King Digital Entertainment plc

Mark C. Stevens, Esq.

James D. Evans, Esq.

Fenwick & West LLP

Katharine A. Martin, Esq.

Robert Sanchez, Esq.

Michael C. Labriola, Esq.

Wilson Sonsini Goodrich & Rosati, P.C.

PricewaterhouseCoopers LLP